CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors and Financial Statements" in the Statement of Additional Information in this Registration Statement (Form N-1A No. 2-81150), and to the incorporation by reference therein of our report dated February 9, 1996 on the financial statements and financial highlights of The Guardian Bond Fund, Inc.



                                                     /s/ Ernst & Young LLP
                                                     --------------------------
                                                     ERNST & YOUNG LLP

New York, New York
February 28, 1996